Exhibit 99.3
                                                                   ------------


                        EQUITY ONE, INC. AND SUBSIDIARIES
              UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                             (Dollars in thousands)


     Management has prepared the following unaudited consolidated pro forma financial statements which are based on the historical consolidated financial statements of Equity One, Inc. and subsidiaries (the "Company") and adjusted to give effect to the acquisitions of Sheridan Plaza, Butler Creek, Presidential Markets, Bandera Outparcel, and HEB-Spring Shadows (the "Acquired Properties") and IRT Property Company ("IRT").

     The unaudited consolidated pro forma balance sheet at June 30, 2003 has been prepared to reflect the subsequent acquisition of the Acquired Properties as if the acquisitions had occurred on June 30, 2003. The unaudited consolidated pro forma statements of operations for the year ended December 31, 2002 and the six months ended June 30, 2003 have been prepared to present the results of operations of the Company as if the subsequent acquisition of the Acquired Properties had occurred at the beginning of the periods presented.

     On February 12, 2003, the Company completed a statutory merger with IRT. As a result of the merger, the Company acquired 93 properties that comprise an aggregate of approximately 10 million square feet of gross leasable area. The IRT pro forma adjustment is presented to reflect the effects of the IRT acquisitions and related transactions, and the impact on the Company's results, as if the transactions had occurred at the beginning of the periods presented. The pro forma information includes the acquisition of IRT, the issuance of common stock related to the IRT transaction, the private placement of common stock and the borrowing under the revolving credit facility.

     The unaudited consolidated pro forma financial statements neither purport to represent what the consolidated results of operations actually would have been had the Acquired Properties, IRT and related transactions occurred at the beginning of the periods presented, nor does it purport to project the consolidated operations for any future period.

     The following unaudited consolidated pro forma financial statements should be read in conjunction with the 2002 Consolidated Financial Statements and the Notes thereto that are included in the Company's Current Report on Form 8-K dated September 19, 2003, the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2003, the 2002 Consolidated Financial Statements and the Notes thereto of IRT that are included in the Company's Current Report on Form 8-K dated May 13, 2003, and the Statement of Revenues and Certain Operating Expenses and related Notes thereto included elsewhere in this Form 8-K. In the Company's opinion, all significant adjustments necessary to reflect the effects of the Acquired Properties and IRT have been made.

                                                                   Exhibit 99.3
                                                                   ------------


                        EQUITY ONE, INC. AND SUBSIDIARIES
                 UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
                               AS OF JUNE 30, 2003
                                 (In thousands)

                                                                                            Pro Forma
                                                                         Historical        Adjustments        Pro Forma
                                                                            (A)                (B)           Consolidated
                                                                       ---------------    -------------    ---------------
                               ASSETS
PROPERTIES:
   Income producing....................................................$     1,414,908    $     138,542    $    1,553,450
   Less: accumulated depreciation......................................        (52,059)               -           (52,059)
                                                                       ---------------    --------------   --------------
                                                                             1,362,849          138,542         1,501,391
   Construction in progress and land held for development..............         42,104                -            42,104
   Properties held for sale............................................          1,210                -             1,210
                                                                       ---------------    -------------    --------------
      Properties, net..................................................      1,406,163          138,542         1,544,705

CASH AND CASH EQUIVALENTS..............................................          2,119                -             2,119

CASH HELD IN ESCROW....................................................          3,381                -             3,381

ACCOUNTS AND OTHER RECEIVABLES, NET....................................         11,964                -            11,964

INVESTMENTS IN AND ADVANCES TO JOINT VENTURES..........................          8,503                -             8,503

GOODWILL ..............................................................         22,535                -            22,535

OTHER ASSETS...........................................................         27,841                -            27,841
                                                                       ---------------    -------------    --------------
TOTAL..................................................................$     1,482,506    $     138,542    $    1,621,048
                                                                       ===============    =============    ==============
                 LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:

NOTES PAYABLE
   Mortgage notes payable..............................................$       420,265    $      27,502    $      447,767
   Revolving credit facilities.........................................         98,931          106,724           205,655
   Unsecured senior notes payable......................................        150,000                -           150,000
                                                                       ---------------    -------------    --------------
                                                                               669,196          134,226           803,422

Unamortized premium on notes payable...................................         20,945            3,181            24,126
                                                                       ---------------    -------------    --------------
       Total notes payable.............................................        690,141          137,407           827,548
                                                                       ---------------    -------------    --------------
 OTHER LIABILITIES
   Accounts payable and accrued expenses...............................         25,416              864            26,280
   Tenant security deposits............................................          6,678              271             6,949
   Other liabilities...................................................          2,895                -             2,895
                                                                       ---------------    -------------    --------------
      Total liabilities................................................        725,130          138,542           863,672
                                                                       ---------------    -------------    --------------
MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES.........................         15,763                -            15,763
                                                                       ---------------    -------------    --------------

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS' EQUITY:
   Preferred stock, $0.01 par value - 10,000 shares authorized but unissued............................................................
   Common stock, $0.01 par value - 100,000 shares authorized, 63,517
      shares issued and outstanding....................................            635                -               635
   Additional paid-in capital..........................................        749,327                -           749,327
   Retained earnings...................................................          1,451                -             1,451
   Accumulated other comprehensive gain................................              1                -                 1
   Unamortized restricted stock compensation...........................         (6,194)               -            (6,194)
   Notes receivable from issuance of common stock......................         (3,607)               -            (3,607)
                                                                       ---------------    -------------    --------------
      Total stockholders' equity.......................................        741,613                -           741,613
                                                                       ---------------    -------------    --------------

TOTAL..................................................................$     1,482,506    $     138,542    $    1,621,048
                                                                       ===============    =============    ==============

                        EQUITY ONE, INC. AND SUBSIDIARIES
                 UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
                               AS OF JUNE 30, 2003
                                 (In thousands)

A) Reflects the Company's unaudited historical consolidated balance sheet as of June 30, 2003. The historical balance sheet for the Company includes IRT and HEB - Spring Shadows.

B) Represents management's estimate of the allocation of the Company's aggregate purchase price and closing costs for the acquisitions of the Acquired Properties, excluding HEB - Spring Shadows, totaling $138,542. Based on management's preliminary analysis, no significant assets or liabilities related to above or below market leases were acquired in connection with the Acquired Properties.

     Represents assumption of a mortgage note of $27,502 related to Presidential Markets, bearing a fixed interest rate of 7.65%, maturing in 2011. There is a premium on the note of $3,181, to be amortized over the remaining life of the loan. Also, represents other liabilities assumed on the acquisition of the properties and additional borrowings on the Company's revolving credit facility of $106,724.

                        EQUITY ONE, INC. AND SUBSIDIARIES
            UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                     (In thousands except per share amounts)

                                                                   IRT Pro Forma        Acquired            Pro Forma
                                                   Historical       Adjustments        Properties          Consolidated
                                                       (A)              (B)               (C)                  (D)
                                                 --------------   ---------------    ---------------     ---------------
RENTAL INCOME:
    Minimum rental..............................       $ 66,602     $       8,371            $ 5,431            $ 80,404
    Expense recoveries..........................         18,599             2,037              1,458              22,094
    Termination fees............................            497                 -                  -                 497
    Percentage rent payments....................          1,476                77                283               1,836
                                                 --------------   ---------------    ---------------     ---------------
       Total rental revenue.....................         87,174            10,485              7,172             104,831

INVESTMENT INCOME...............................            874                 -                  -                 874

OTHER INCOME....................................             90                 -                  9                  99
                                                 --------------   ---------------    ---------------     ---------------

      Total revenues............................         88,138            10,485              7,181             105,804
                                                 --------------   ---------------    ---------------     ---------------

COSTS AND EXPENSES:
   Property operating expenses..................         24,360             2,945              2,209              29,514
   Interest expense.............................         18,307             3,158              2,326              23,791
   Amortization of deferred financing fees......            595                 -                  -                 595
   Rental property depreciation and
   amortization.................................         12,099             1,741                940              14,780
   General and administrative expenses..........          5,520               189                  -               5,709
                                                 --------------   ---------------    ---------------     ---------------

       Total costs and expenses..................        60,881             8,033              5,475              74,389
                                                 --------------   ---------------    ---------------     ---------------

INCOME BEFORE EQUITY IN INCOME OF JOINT
   VENTURES, LOSS ON EXTINGUISHMENT OF DEBT,
   AND MINORITY INTEREST IN CONSOLIDATED
   SUBSIDIARIES..................................        27,257             2,452              1,706              31,415

EQUITY IN INCOME OF JOINT VENTURES...............           260                 -                  -                 260

LOSS ON EXTINGUISHMENT OF DEBT...................          (623)                -                  -                (623)
                                                 --------------   ---------------    ---------------     ---------------
INCOME BEFORE MINORITY INTEREST IN EARNINGS OF
   CONSOLIDATED SUBSIDIARIES.....................        26,894             2,452              1,706              31,052

MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES..           (379)              (92)                 -                (471)
                                                 --------------   ---------------    ---------------     ---------------

INCOME FROM CONTINUING OPERATIONS...............   $     26,515     $       2,360            $ 1,706       $      30,581
                                                 ==============   ===============    ===============     ===============

EARNINGS PER SHARE:

BASIC EARNINGS PER SHARE
   Income from continuing operations............   $       0.49                                            $        0.51
                                                 ==============                                          ===============

NUMBER OF SHARES USED IN COMPUTING BASIC
  EARNINGS PER SHARE............................         54,080             5,796                                 59,876
                                                 ==============   ===============                        ===============

DILUTED EARNINGS PER SHARE
   Income from continuing operations............   $       0.48                                            $        0.50
                                                 ==============                                          ===============

NUMBER OF SHARES USED IN COMPUTING DILUTED
   EARNINGS PER SHARE...........................         55,671             5,971                                 61,642
                                                 ==============   ===============                        ===============


                        EQUITY ONE, INC. AND SUBSIDIARIES
            UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                     (In thousands except per share amounts)


A) Represents the Company's unaudited historical consolidated statement of operations for the six months ended June 30, 2003, including the results of operations for IRT for the period February 12, 2003 to June 30, 2003 and HEB - Spring Shadows from April 3, 2003 to June 30, 2003.

B) On February 12, 2003, the Company completed a statutory merger with IRT Property Company ("IRT"). As a result of the merger, the Company acquired 93 properties that comprise an aggregate of approximately 10,041 square feet of gross leasable area. The IRT pro forma adjustment is presented to reflect the effects of the IRT acquisitions and related transactions, and the impact on the Company's results, as if the transactions had occurred at the beginning of the period. The pro forma information includes the acquisition of IRT, the issuance of common stock related to the IRT transaction, the private placement of common stock and the borrowing under the revolving credit facility.

C) Represents the unaudited statement of revenues and certain operating expenses for the Acquired Properties for the six months ended June 30, 2003 (excluding the operations included in the historical results of the Company), including the following pro forma adjustments detailed below:

     (1) Depreciation and amortization expenses totaling $940 based on the allocation of the purchase price and closing costs to building and improvements based on estimated useful lives of 40 years.

     (2) Additional interest expense totaling $1,265, assumes the borrowing of $106,724 on the revolving credit facility at a rate of 2.71% (the Company's effective borrowing rate for the period) and amortization of interest premium relating to the assumption of a mortgage note on purchase of Presidential Markets.

D) Represents the Company's consolidated pro forma statement of operations including pro forma basic and diluted earnings per share as well as the pro forma weighted average shares outstanding for the six months ended June 30, 2003.



                                                                   IRT Pro Forma        Acquired           Pro Forma
                                                   Historical       Adjustments        Properties        Consolidated
                                                       (A)              (B)               (C)                 (D)
                                                 --------------   --------------     -------------      -------------
RENTAL INCOME:
    Minimum rental..............................   $     72,536     $     71,044       $    10,761        $   154,341
    Expense recoveries..........................         22,983           17,126             2,791             42,900
    Termination fees............................          2,235            1,172                 -              3,407
    Percentage rent payments....................          1,507              783                49              2,339
                                                 --------------   --------------     -------------      -------------
      Total rental revenue......................         99,261           90,125            13,601            202,987

INVESTMENT INCOME...............................          1,632              413                 -              2,045

OTHER INCOME....................................          1,085                -                88              1,173
                                                 --------------   --------------     -------------      -------------
      Total revenues............................        101,978           90,538            13,689            206,205
                                                 --------------   --------------     -------------      -------------
 COSTS AND EXPENSES:
   Property operating expenses..................         30,023           23,486             4,115             57,624
   Interest expense.............................         22,368           21,890             5,546             49,804
   Amortization of deferred financing fees......            884            1,130                 -              2,014
   Rental property depreciation and
   amortization.................................         13,533           11,551             1,907             26,991
   Litigation settlement........................          2,067                -                 -              2,067
   General and administrative expenses..........          6,649            4,199                 -             10,848
                                                 --------------   --------------     -------------      -------------
        Total costs and expenses................         75,524           62,256            11,568            149,348
                                                 --------------   --------------     -------------      -------------
 INCOME BEFORE EQUITY IN INCOME OF JOINT
   VENTURES, LOSS ON EXTINGUISHMENT OF DEBT,
   GAIN ON SALE OF PROPERTIES AND OUTPARCEL,
   AND MINORITY INTEREST IN CONSOLIDATED
   SUBSIDIARIES.................................         26,454           28,282             2,121             56,857

EQUITY IN INCOME OF JOINT VENTURES..............            549                -                 -                549

GAIN (LOSS) ON EXTINGUISHMENT OF DEBT...........          1,520             (156)                -              1,364

GAIN ON SALE OF PROPERTIES AND OUTPARCEL........              -            1,101                 -              1,101
                                                 --------------   --------------     -------------      -------------
INCOME BEFORE MINORITY INTEREST IN EARNINGS OF
   CONSOLIDATED SUBSIDIARIES....................         28,523           29,227             2,121             59,871

MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES.            (101)            (559)                -               (660)
                                                 --------------   --------------     -------------      -------------
INCOME FROM CONTINUING OPERATIONS...............   $     28,422       $   28,668       $     2,121        $    59,211
                                                 ==============   ==============     =============      =============

EARNINGS PER SHARE:

BASIC EARNINGS PER SHARE
   Income from continuing operations............   $       0.87                                           $      1.04
                                                 ==============                                         =============

NUMBER OF SHARES USED IN COMPUTING BASIC
  EARNINGS PER SHARE............................         32,662           24,401                               57,063
                                                 ==============   ==============                        =============
DILUTED EARNINGS PER SHARE
   Income from continuing operations............   $       0.86                                           $      1.02
                                                 ==============                                         =============
NUMBER OF SHARES USED IN COMPUTING DILUTED
  EARNINGS PER SHARE                                     33,443           25,426                               58,869
                                                 ==============   ==============                        =============


                        EQUITY ONE, INC. AND SUBSIDIARIES
            UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                     (In thousands except per share amounts)


A) Represents the Company's unaudited historical consolidated statement of operations for the year ended December 31, 2002.

B) On February 12, 2003, the Company completed a statutory merger with IRT Property Company ("IRT"). As a result of the merger, the Company acquired 93 properties that comprise an aggregate of approximately 10,041 square feet of gross leasable area. The IRT pro forma adjustment is presented to reflect the effects of the IRT acquisitions and related transactions, and the impact on the Company's results, as if the transactions had occurred at the beginning of the period. The pro forma information includes the acquisition of IRT, the issuance of common stock related to the IRT transaction, the private placement of common stock and the borrowing under the revolving credit facility.

C) Represents the unaudited statement of revenues and certain operating expenses for the Acquired Properties for the year ended December 31, 2002, including the following pro forma adjustments detailed below:

     (1) Depreciation and amortization expenses totaling $1,907 based on the allocation of the purchase price and closing costs to building and improvements based on estimated useful lives of 40 years.

     (2) Additional interest expense totaling $3,392, assumes the borrowing of $106,724 on the revolving credit facility at a rate of 3.51% (the Company's effective borrowing rate for the period) and amortization of interest premium relating to the assumption of a mortgage note on the purchase of Presidential Markets.

D) Represents the Company's consolidated pro forma statement of operations including pro forma basic and diluted earnings per share as well as the pro forma weighted average shares outstanding for the year ended December 31, 2002.